SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of report (Date of earliest event reported): APRIL 8, 2003
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                              I/OMAGIC CORPORATION
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             (Exact name of registrant as specified in its charter)


          NEVADA                   000-27267                     88-0290623
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(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     of Incorporation)                                       Identification No.)



                  1300 EAST WAKEHAM AVENUE, SANTA ANA, CA 92705
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               (Address of Principal Executive Offices) (Zip Code)



Registrant's telephone number, including area code: (714) 953-3000
                                                    ----------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)




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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits

         Exhibit No.    Description

         99.1 Press Release issued by I/OMagic Corporation, dated April 8, 2003.

Item  9.  Regulation  FD  Disclosure (Information Below is being Furnished Under
          Item  12)

     On April 8, 2003, I/OMagic Corporation issued a press release describing selected financial results of the Company for the fourth quarter 2002. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2002

                                I/OMAGIC CORPORATION

                                By: /s/ Steve Gillings
                                ------------------------------------------------
                                Chief Financial Officer